UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 1, 2008

(Date of Earliest Event Reported)

INTUITIVE SURGICAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	77-0416458
(State or Other Jurisdiction of Incorporation or Organization)	000-30713	(I.R.S. Employer Identification No.)

1266 Kifer Road

Sunnyvale, California 94086

(Address of Principal Executive Offices)

(408) 523-2100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Intuitive Surgical, Inc. Severance Plan

On December 1, 2008, the Board of Directors of Intuitive Surgical, Inc. (the “Company”) approved and adopted the Company’s Severance Plan (the “Severance Plan”) under which all eligible employees of the Company who have been employed by the Company at least six months prior to the separation from service date, including executive officers, are entitled to severance benefits in the event of an involuntary separation from service within 12 months after a change in control of the Company. Under the terms of the Severance Plan, eligible employees would be entitled to receive, upon a qualified involuntary termination within 12 months after a change in control of the Company:

(i) a cash payment in the amount equal to the sum of six months of such eligible employee’s base compensation (defined in the Severance Plan as base salary and target bonus) plus an additional one month of base compensation for every year of such eligible employee’s service with the Company, such severance not to exceed 12 months;

(ii) six months of COBRA premiums, provided that such eligible employee elects continued coverage under COBRA; and

(iii) 100% vesting of all outstanding unvested equity awards that the eligible employee then holds.

Under the terms of the Severance Plan, if it is determined that any payment or benefit would constitute a parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and would be subject to the excise tax imposed by Section 4999 of the Code, then such payments or benefits shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code but only if, by reason of such reduction, the net after-tax benefit received by the eligible employee shall exceed the net after-tax benefit received by such eligible employee if no such reduction was made.

The foregoing description of the Severance Plan is qualified in its entirety by reference to the full text of the Severance Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished with this report on Form 8-K:

10.1	Intuitive Surgical, Inc. Severance Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2008	INTUITIVE SURGICAL, INC.

	By:	/s/ Marshall L. Mohr
		Name:	Marshall L. Mohr
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Intuitive Surgical, Inc. Severance Plan